                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.
                                    FORM 8-K
                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (Date of earliest event reported) September 12, 2003
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                        FIRST COMMUNITY BANCSHARES, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

         NEVADA                        0-19297                    55-0694814
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(State or other jurisdiction   (Commission File Number)       (IRS Employer of
      Incorporation)                                         Identification No.)


                  P.O. BOX 989, BLUEFIELD, VIRGINIA 24605-0989
                  --------------------------------------------
               (Address of principal executive offices) (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (276) 326-9000
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          (Former name or former address, if changed since last report)

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       (a)  Not applicable.

       (b)  Not applicable.

       (c)  Not applicable.

ITEM 9.     REGULATION FD DISCLOSURE

     On September 12, 2003, First Community Bancshares, Inc. announced by press release its inclusion in the U. S. BANKER as a Top 100 Publicly Traded Mid-Tier Bank. A copy of the press release is attached hereto as Exhibit 99.1.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    FIRST COMMUNITY BANCSHARES, INC.


                                    By: /s/ Robert L. Schumacher
                                       -------------------------
                                        Robert L. Schumacher
                                        Chief Financial Officer


         Date:   September 12, 2003.